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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                February 23, 2007
                Date of Report (Date of earliest event reported)

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                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                   000-1084133
                            (Commission File Number)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   90-0093439
                      (IRS Employer Identification Number)

            7633 East 63rd Place, Suite 220
                       Tulsa, OK                             74133
        (Address of principal executive offices)           (ZIP Code)

                               Jerry Pearring, CEO
                         Global Beverage Solutions, Inc.
                         7633 East 63rd Place, Suite 220
                                 Tulsa, OK 74133
                     (Name and address of agent for service)

                                  918-459-9689
          (Telephone number, including area code of agent for service)


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    Copy to:
                             James Reskin, Attorney
                       520 South Fourth Street, Suite 400
                            Louisville, KY 40202-2577



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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On February 23, 2007, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Ross Silvey, the President, Chief Executive Officer and Director, submitted his resignation as President, Chief Executive Officer for personal reasons effective following the board meeting. There was no dispute or disagreement with the Company or its Board of Directors. The Board of Directors accepted his resignation and, pursuant to authority, appointed Jerry Pearring to serve as President, Chief Executive Officer and an additional Director and Mr. Pearring has accepted all appointments. Mr. Silvey is no longer independent and therefore the Board will undertake to appoint at least one additional director and Mr. Silvey and Mr. Pearring are required to abstain from votes where a majority of the directors are required to be independent. Mr. Pearring's biographical information is:

          Mr. Pearring is presently the president of Xtreme Beverage Network, Inc. where he has served since the beginning of 2003. Prior to joining Xtreme Beverage Network, Inc., Mr. Pearring served as Sr. VP of Domestic Business for BEVsystems International, a bottled water manufacturer in Miami, Florida. From 1996 to 2001, he served as president and CEO of Total Quality Beverage, a natural beverage manufacturer based in Keene, New Hampshire. From 1994 to 1996, Mr. Pearring served as General Manager of Nantucket Nectars of Washington, DC., and he served as the National Sales Manager of Soho Beverages from 1992-1994. From 1984-1992, Mr. Pearring was General Manager and owner of Chesapeake Export, a food and beverage broker in Washington DC. From 1981-1984, he served in a Sales and Marketing position with Anheuser-Busch, Inc., in Washington, DC and Boston. He holds a Masters in Business Administration from Marymount University in Arlington, Virginia, and a Bachelors of Science degree in Marketing from George Mason University in Fairfax, Virginia.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Business Acquired

       None.

   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Tulsa, Oklahoma, on the 1st day of March 2007.


                                     Global Beverage Solutions, Inc.


                                     By: /s/ Jerry Pearring
                                         ---------------------------------------
                                         Jerry Pearring, Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibits

     None.